UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 25, 2008

Date of Report (date of earliest event reported)

Nanometrics Incorporated

(Exact name of Registrant as specified in charter)

Delaware	0-13470	94-2276314
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

1550 Buckeye Drive, Milpitas, California 95035

(Address of principal executive offices)

Registrant’s telephone number, including area code: (408) 545-6000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On July 25, 2008, Nanometrics Incorporated (the “Company”) entered into a transaction with GE Commercial Finance Business Property Corporation (“Lender”) pursuant to which the Company borrowed $13,500,000.00 (the “Loan”). The Loan initially bears interest at the rate of 7.18% per annum, which rate will be reset after five (5) years to 3.03% over the then weekly average yield of five-year U.S. Dollar Interest Rate Swaps as published by the Federal Reserve. Monthly principal and interest payments are based on a twenty year amortization for the first sixty months and fifteen year amortization thereafter. The remaining principal balance of the Loan and any accrued but unpaid interest will be due on August 1, 2018.

The Loan is secured, in part, by a lien on and security interest in the Company’s headquarters situated at 1550 Buckeye Drive, Milpitas, Santa Clara County, California, including the building thereon.

Under the terms of the Loan, the Company is required to comply with certain affirmative covenants, negative covenants and indemnities. In addition, in the event of an event of default under the Loan, the Company’s obligations under the Loan become immediately due and payable.

The foregoing description of the Loan is a summary only and is qualified in its entirety by reference to the full text of the agreements entered into by the Company in connection with the Loan, which agreements will be filed with the Company Form 10-Q for its quarter ended September 27, 2008.

Item 2.02 – Results of Operations and Financial Condition.

On July 31, 2008, the Company issued a press release announcing financial results for its second quarter ended June 28, 2008. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.

The information in this current report on Form 8-K and the exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) nor otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release issued by Nanometrics Incorporated dated July 31, 2008, reporting second quarter financial results

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 31, 2008	NANOMETRICS INCORPORATED

/s/ Gary C. Schaefer
Gary C. Schaefer
Chief Financial Officer and Vice President of Finance and Administration

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release issued by Nanometrics Incorporated dated July 31, 2008, reporting second quarter financial results